================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 2001 (October 12, 2001)

                    INTERSTATE NATIONAL DEALER SERVICES, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-12938               11-3078398
________________________________________________________________________________
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

     333 Earle Ovington Boulevard, Mitchel Field, New York         11553
________________________________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code (516) 228-8600

                                Not Applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

     As reported in the Company's Form 10-Q for the period ended July 31, 2001, the Company and National Service Contract Insurance Company Risk Retention Group
("NSC"), the Company's insurance subsidiary, were involved in certain legal proceedings and related litigation with CECO Management Corp. ("CECO"), a Texas based company operating under the name "Warranty Gold", and its successor. As reported in the Form 10-Q, motions that had been brought by CECO were pending before the courts in Texas and in New York. Both of these motions were denied.
The Texas court did not remand the Texas case to state court, and the New York court did not grant the injunction and other relief sought by CECO.

     Following these court rulings, on October 12, 2001, the Company and the other parties involved in or related to the cases resolved and settled these proceedings. As part of the settlement, the Company transferred all administrative responsibilities and insurance coverages with respect to the
Warranty Gold service contracts to a third party, National Warranty Insurance
Risk Retention Group. The Company will record an after tax charge of approximately $2.7 million in the fourth quarter in connection with these proceedings.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  99.1 Press release,  dated October 12, 2001,  announcing the settlement of certain legal proceedings involving the
                  Company and one of its subsidiaries.

                                      -2-

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2001
                                INTERSTATE NATIONAL DEALER DEALER SERVICES, INC.

                                By:/s/ Cindy Luby
                                   --------------------------
                                   Name:  Cindy Luby, President

                                      -3-

                                  EXHIBIT INDEX

EXHIBIT NO.

        99.1   Press  release,  dated  October  12,  2001,  announcing  the settlement of certain legal proceedings involving the Company and one of its subsidiaries.

                                      -4-